Exhibit 10.1
                                                               ------------



                     AMENDMENT, DATED SEPTEMBER 22, 1999, TO
                      AGREEMENT FOR IN-BOUND TELEMARKETING
                 WITH UNITED PARCEL SERVICE GENERAL SERVICES CO.



 Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by an asterisk ("*"), and the omitted text has been filed separately with the Securities and Exchange Commission.

APAC CUSTOMER SERVICES, INC.
UPS/APAC AMENDMENT POINTS
SEPTEMBER 22, 1999


1.    DETAILS:

      o UPS recommended wage rates per position by site (see #5) will be implemented upon agreement of communication strategy. Implementation will be at the beginning of the next pay period and no later than September 30, 1999.
      o Management increases of * to be implemented within 45 days due to the evaluation with UPS involvement of APAC Regional and Site management staff associated with the UPS program.
      o APAC will assume responsibility for replacement training beginning on the effective date of the hourly wage increases.
      o UPS will pay for growth training for volume increases of 5% over previous month beginning October 1, 1999.
      o    Billable rate for agreed upon volume ramp-up training will be at
           * of total billable rate for the workgroup/site.
      o UPS will pay COLA each year pursuant to the current contract terms. COLA will be based on site specific cost of living adjustments. APAC agrees that * of COLA *.
      o APAC will have the Regional HR Manager and two (2) ERM personnel per site in place within the next *.
      o    * will directly interface with *.
      o Accuvision will be continued only in Newport News on the effective date of the hourly wage increase
      o UPS' future plans are to * throughout the term of the contract, and *.


      BILLABLE RATES

            SITE                SEGMENT                  BILLABLE RATE
            _____________________________________________________________

            High Point          Customer Service         *

            Newport News        Customer Service         *
            Newport News        Package Information      *
            Newport News        Claims                   *
            Newport News        New Processes            *

            Fort Worth          Customer Service         *
            Fort Worth          Package Information      *
            Fort Worth          Claims                   *

      o The new billable rates are effective on the day the new hourly wages are in effect in the sites.
      o New Processes billable rates will be determined once these positions have been defined.

2.    SCHEDULE ADHERENCE CRITERIA:

      o Call projections will include a baseline forecast for a rolling 90-day period of time, including intra-day and segmented allocations.
      o APAC will receive final call projections a minimum of 4 weeks prior to the stated time period.
      o APAC will be responsible for meeting committed staffing requirements if final projections are within 10% of the 90-day call projections. If call volumes are in excess of 10% of previous month, APAC will require a mutually agreed upon ramp up period and there will be no schedule adherence penalty or incentive for that month.
      o Previously defined UPS required assumptions and look back periods will be used in developing staffing requirements.
      o SCHEDULE ADHERENCE SERVICE LEVEL DEFINITION. Schedule adherence attainment will be determined by calculating the percentage of 15- minute intervals for all segmented groups over the week within a site which are greater than or equal to 94% of the required staffing as shown in the staffing plan. The total 15-minute intervals that achieved 94% or greater staffing, for all segmented groups, will then be divided by the total 15-minute intervals available for all segmented groups to determine schedule adherence attainment. Intervals waived by UPS Support Manager for the purposes of providing relief due to absent call volume will be deemed as an interval attained by APAC.

            THE PENALTY/INCENTIVE AMOUNTS AND PERCENTS ARE AS
            FOLLOWS AND
            ARE CALCULATED BY SITE:

                  % SCHEDULE ADHERENCE       BONUS/PENALTY
                  98 - 100.00%               * bonus
                  95 - 97.99%                * bonus
                  93 - 94.99 %               * bonus
                  88 - 92.99%                * penalty
                  less than 87.99%           * penalty

      o     Implementation to occur January 1, 2000.
      o APAC agrees that we will waive the bonus amount for the weekly measurement period for the specific site if we achieved a bonus for that period without meeting the service level requirement.

3.    QUALITY SCORECARD CRITERIA:

      o APAC agrees to implement an incentive/penalty program designed around the current UPS quality scorecard process with defined and statistically valid measurement criteria.
      o     Incentive and penalties will be calculated monthly.
      o The Customer Service Scorecard currently in use will be used for Customer Service.
      o Separate Package Information and Claims Scorecards will be established, implemented and rolled out in line with the CS Quality Scorecard.
      o Modifications and/or changes to the Quality Scorecard will require UPS to provide APAC a 3-month notice. UPS will ensure the Quality Scorecard is administered consistently with other internal sites and measurements.

            THE SCORE RANGES AND PENALTY/INCENTIVE AMOUNTS ARE AS FOLLOWS AND ARE CALCULATED FOR CUSTOMER SERVICE ONLY:


                  QUALITY SCORE RANGES       BONUS/PENALTY
                  9.00 - 10.00               * bonus
                  8.00 -   8.99              * bonus
                  7.00 -   7.99              * bonus
                  6.00 -   6.99              * penalty
                  less than 6.00             * penalty

      o     Implementation to occur January 1, 2000.

4.    CONTRACT TERM:

      o Term of contract to be 3 years commencing the effective date of the wage increases and will include automatic 1-year renewals. Senior Management of APAC and UPS will meet yearly to review the previous year's performance. Termination for convenience clause to include termination of specific workgroup(s) or entire relationship upon written notification. Termination for Convenience can be for any reason, at any time and for any type of work performed. Termination ramp down to be no less than 9 months from the date of notice. UPS shall use it's best efforts to ramp down revenue no greater than one third per quarter during the 9 month ramp down period. During ramp down UPS has the right for UPS or its designee to co-exist with APAC in each site.

5. WAGES. THE FOLLOWING HOURLY WAGES ARE MUTUALLY AGREED TO:

         FORT WORTH
              Starting Wages
                              Current     New         Difference
                     *         $ *        $ *         $ *
                     *         $ *        $ *         $ *
                     *         $ *        $ *         $ *

              Average Wages
                              Current     New         Difference
                     *         $ *        $ *         $ *
                     *         $ *        $ *         $ *
                     *         $ *        $ *         $ *

         NEWPORT NEWS
              Starting Wages
                              Current     New         Difference
                     *        $  *        $ *         $ *
                     *        $  *        $ *         $ *
                     *        $  *        $ *         $ *
                     *           NA       $ *
                     *           NA       $ *
                     *           NA       $ *
                     *           NA       $ *

              Average Wages
                              Current     New         Difference
                     *         $ *        $ *         $ *
                     *         $ *        $ *         $ *
                     *         $ *        $ *         $ *
                     *           NA       $ *
                     *           NA       $ *
                     *           NA       $ *
                     *           NA       $ *

         HIGH POINT
              Starting Wages
                              Current     New         Difference
                     *        $  *        $  *        $  *

              Average Wages
                              Current     New         Difference
                     *        $  *        $ *         $  *


6.    PACKAGE INFORMATION WAGE PROGRESSION:

      o Job descriptions, definitions, wage rates, and certification procedures will be provided to APAC by UPS.

                            Wage Rates
           o      *          $ *
           o      *          $ *
           o      *          $ *
           o      *          $ *
           o      *          $ *
           o      *          $ *
           o      *          $ *
           o      *          $ *

7.    CLAIMS WAGE PROGRESSION:

      o Job descriptions, definitions, wage rates, and certification procedures will be provided to APAC by UPS.

                                                Wage Rates
           o      *                              $ *
           o      *                              $ *
           o      *                              $ *
           o      *                              $ *
           o      *                              $ *

8. THE REMAINING PROVISIONS OF THE AGREEMENT DATED AUGUST 8, 1995, INCLUDING POLICY STATEMENTS PRESENTLY IN FORCE REMAIN IN FORCE. IN THE EVENT OF A CONFLICT WITH THIS AMENDMENT AND THE AGREEMENT DATED AUGUST 8, 1995 OR ANY POLICY STATEMENT THIS AMENDMENT WILL
      CONTROL.

9. CHANGE OF CONTROL CLAUSE (SECTION 49 PARAGRAPH D) FROM BASE CONTRACT TO BE DELETED.

10. UPS TO CONSIDER ALLOCATING FUTURE ELIGIBLE EARNED TRAINING CREDITS OR JOBS CREATION TO APAC.

11. UPS AGREES TO ALLOW APAC TO EXTERNALLY ANNOUNCE THE CONTRACT EXTENSION, AS ATTACHED, AND THAT UPS ACKNOWLEDGES THAT APAC IS SUBJECT TO OBLIGATIONS UNDER LAW OR MAKE PROPER DISCLOSURE OF MATERIAL DEVELOPMENTS.

12. APAC'S SERVICING OF ENTITIES COMPETITIVE TO UPS WILL BE COVERED IN ACCORDANCE WITH SECTION 21 PARAGRAPH B OF THE CURRENT AGREEMENT WITH THE ADDITION OF LANGUAGE ALLOWING APAC TO SOLICIT COMPETITIVE BUSINESS IMMEDIATELY UPON NOTICE OF TERMINATION OF THE AMENDED AGREEMENT BY UPS.


Accepted By:

/s/ Wayne Herring                   /s/ Theodore G. Schwartz
- -------------------------           -------------------------
Wayne Herring for UPS               Ted Schwartz for APAC

Dated: September 22, 1999           Dated: September 22, 1999